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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of report (Date of earliest event reported): December 1, 2003

                     Lehman ABS Corporation, on behalf of:

 CORPORATE BACKED TRUST CERTIFICATES, AMERICAN GENERAL INSTITUTIONAL CAPITAL A
                CAPITAL SECURITIES-BACKED SERIES 2002-17 TRUST
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            (Exact Name of Registrant as Specified in Its Charter)


          Delaware                   (001-31515)             13-3447441
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(State or Other Jurisdiction       (Commission File        (I.R.S. Employer
     of Incorporation)                  Number)           Identification No.)


Lehman ABS Corporation
745 Seventh Avenue
New York, New York                                                10019
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(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code: (212) 526-7000
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                                 Not Applicable
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            (Former Name or Former Address, if Changed Since Last Report)

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The Corporate Backed Trust Certificates, American General Institutional
Capital A Capital Securities-Backed Series 2002-17 Trust, which we refer to herein as the "Trust," was formed pursuant to the Standard Terms for Trust Agreements, dated as of January 16, 2001, between Lehman ABS Corporation, as depositor, and U.S. Bank Trust National Association, as trustee, as supplemented by the Series Supplement in respect of the Trust dated as of October 23, 2002.

Item 5. OTHER EVENTS

On December 1, 2003 distribution was made to the holders of the certificates issued by the Trust. Specific information with respect to the distribution is filed as Exhibit 1 hereto.

No other reportable transactions or matters have occurred during the current reporting period.

American International Group, Inc., the parent and guarantor of American General Corporation, the guarantor of the underlying securities, is subject to the information reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Periodic reports and other information required to be filed pursuant to the Exchange Act by American International Group, Inc. or American General Corporation may be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission (the "Commission") at 450 Fifth Street, N.W., Washington, D.C. 20549. The Commission also maintains a site on the World Wide Web at "http://www.sec.gov" at which users can view and download copies of reports, proxy and information statements and other information filed electronically through the Electronic Data Gathering, Analysis and Retrieval system. Neither Lehman ABS nor the Trustee has participated in the preparation of such reporting documents, or made any due diligence investigation with respect to the information provided therein. Neither Lehman ABS nor the Trustee has verified the accuracy or completeness of such documents or reports. There can be no assurance that events affecting American General Institutional Capital A, the issuer of the underlying securities, American General Corporation, American International Group, Inc. or the underlying securities have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.


Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) The following exhibit is filed as part of this report:

    1 Trustee's Distribution Statement to the American General Institutional Capital A Capital Securities-Backed Series 2002-17 Certificate Holders for the period ending December 1, 2003.



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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  December 1, 2003


                                         Lehman ABS Corporation


                                         By:   /s/  Paul Mitrokostas
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                                         Name:      Paul Mitrokostas
                                         Title:     Senior Vice President



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                                 EXHIBIT INDEX


Exhibit Number     Description
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       1           Trustee's Distribution Statement to the American General
                   Institutional Capital A Capital Securities-Backed Series
                   2002-17 Certificate Holders for the period ending
                   December 1, 2003



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